Exhibit 99.1

Investor Contact:	Mike Drickamer
Director, Investor Relations
Patterson-UTI Energy, Inc. (281) 765-7170

Patterson-UTI Energy and Seventy Seven Energy Announce

Agreement to Merge

HOUSTON and OKLAHOMA CITY – December 12, 2016. PATTERSON-UTI ENERGY, INC. (NASDAQ: PTEN) (“Patterson-UTI”) and SEVENTY SEVEN ENERGY INC. (OTCPK:SVNT) (“Seventy Seven Energy”) today jointly announced that the two companies have entered into a definitive merger agreement pursuant to which Patterson-UTI will acquire Seventy Seven Energy in an all-stock transaction. Patterson-UTI and Seventy Seven Energy are both leaders in building and operating high-spec rigs, and the transaction will further solidify Patterson-UTI as a leader in the U.S. land drilling market with 201 high-spec rigs. Additionally, following the closing of the transaction, Patterson-UTI will have one of the largest and most modern pressure pumping fleets in the industry, with more than 1.5 million hydraulic fracturing horsepower both available and strategically-located in some of the most prolific oil and gas regions in the U.S. The transaction is subject to customary regulatory approvals, stockholder approval of both companies and other customary closing conditions, and is expected to close late in the first quarter of 2017.

Patterson-UTI expects to achieve synergies in excess of $50 million and believes, excluding transaction costs, this merger will be accretive to cash flow per share.

The terms of the merger agreement were unanimously approved by the boards of directors of both companies. Additionally, Patterson-UTI has entered into a voting agreement with three shareholders of Seventy Seven Energy including BlueMountain Capital Management, Axar Capital Management and Mudrick Capital Management, who collectively represent more than 50% of the outstanding shares of common stock of Seventy Seven Energy.

Under the terms of the transaction, Patterson-UTI will acquire all of the issued and outstanding shares of common stock of Seventy Seven Energy, in exchange for approximately 49.6 million shares of common stock of Patterson-UTI. The aggregate number of shares of Patterson-UTI common stock is subject to downward adjustment if certain in-the-money Seventy Seven Energy warrants are forfeited or exercised on a net-share basis. The transaction values Seventy Seven Energy at approximately $1.76 billion, assuming the issuance of 49.6 million shares of Patterson-UTI common stock at today’s closing price of $28.67, plus approximately $336 million of Seventy Seven Energy’s debt net of cash and warrant proceeds. All of Seventy Seven Energy’s debt is expected to be repaid at the closing of the transaction. Based on the number of shares of Seventy Seven Energy common stock expected to be outstanding or deemed outstanding as of the closing date, and assuming that the in-the-money Seventy Seven Energy warrants are exercised for cash, the exchange ratio would be approximately 1.7725 shares of Patterson-UTI common stock for each share of Seventy Seven Energy common stock, and shareholders of Seventy Seven Energy would own approximately 25% of the combined company.

Patterson-UTI has the financial resources to repay Seventy Seven Energy’s indebtedness through a combination of cash on hand, borrowing under its $500 million revolving credit facility, which is currently undrawn, and through the use of a senior unsecured bridge financing commitment in the amount of $150 million that Patterson-UTI has arranged in connection with this transaction. While Patterson-UTI has the financial resources to repay Seventy Seven Energy’s indebtedness, Patterson-UTI also expects to issue additional equity in connection with closing the transaction in order to maintain Patterson-UTI’s historically conservative capital structure.

Patterson-UTI is a leading provider of contract drilling and pressure pumping services in North America. With a high-quality fleet of 161 APEX® rigs, Patterson-UTI Drilling Company has a broad geographic footprint and is a leader in walking rig technology for pad drilling applications. Patterson-UTI’s pressure pumping subsidiaries have more than one million fracturing horsepower in Texas and the Appalachian region of the northeast United States, where their footprint allows for a reputation of strong regional knowledge and efficient operations.

Seventy Seven Energy provides contract drilling, pressure pumping, and oilfield rentals in many of the most active oil and natural gas plays onshore in the United States. Seventy Seven Energy owns a fleet of 40 high-spec drilling rigs, approximately 93% of which are pad capable, including 28 fit-for purpose PeakeRigs™. The remainder of Seventy Seven Energy’s rig fleet consists of 51 SCR rigs. Additionally, Seventy Seven Energy owns approximately 500,000 horsepower of modern, efficient fracturing equipment located in the Anadarko Basin and Eagle Ford Shale. This merger will also add a new product line to Patterson-UTI through Seventy Seven Energy’s oilfield rentals business. The Seventy Seven Energy oilfield rentals business has a modern, well maintained fleet of premium rental tools, and provides specialized services for land-based oil and natural gas drilling, completion and workover activities.

Mark S. Siegel, Chairman of Patterson-UTI, commented “We have always held Seventy Seven Energy in high regard due to their commitment to quality service in the field, their high-quality assets and facilities, and the talent they have throughout their organization. As Seventy Seven Energy emerged from its recent financial restructuring, we saw an opportunity to engage a partner that is a great strategic fit for Patterson-UTI.”

Andy Hendricks, Patterson-UTI’s Chief Executive Officer, stated “We are very excited to be joining forces with Seventy Seven Energy. Their contributions will allow us to further capitalize on the shifting industry fundamentals in the U.S. oil and gas market, where customers are increasingly-focused on efficiency and high-quality execution. This merger provides both strong personnel and high quality equipment that are complementary to our existing service offerings.”

“The merger combines two strategically aligned companies into one company that will be financially well-positioned and a leader in U.S. land,” said Jerry Winchester, Seventy Seven Energy’s Chief Executive Officer. “Given the changes our company and industry have been through the past two years, this merger is the right decision for our shareholders, employees and the oil field services industry as a whole. This transaction will establish a company with tremendous scale, a diversified customer base and premier assets located in the most active basins in the U.S. In closing, Patterson-UTI shares our commitment to service quality and safety, and we are excited to align ourselves with them in the coming months.”

Conference Call Information

Patterson-UTI will host a conference call to discuss the transaction on December 13, 2016 at 10:00 a.m. Central Time. The dial-in information for participants is (844) 498-0567 (Domestic) and (443) 961-0820 (International). The passcode for both numbers is 38495611. The webcast and accompanying slides can be accessed through the Investor Relations section at www.patenergy.com. A replay of the conference call will be on the Company’s website for one week.

Advisors and Financing Source

Piper Jaffray & Co., through its Simmons & Company International division and Vinson & Elkins LLP acted as advisors to Patterson-UTI, while Morgan Stanley & Co. LLC acted as financial advisor and Wachtell, Lipton, Rosen & Katz acted as legal counsel to Seventy Seven Energy. Canyon Capital Advisors LLC, on behalf of its funds and managed accounts, has provided a senior unsecured bridge financing commitment to Patterson-UTI.

About Patterson-UTI

Patterson-UTI Energy, Inc. subsidiaries provide onshore contract drilling and pressure pumping services to exploration and production companies in North America, and drilling rig pipe handling technology worldwide. Patterson-UTI Drilling Company LLC and its subsidiaries operate land-based drilling rigs in oil and natural gas producing regions of the continental United States and western Canada. Universal Pressure Pumping, Inc. and Universal Well Services, Inc. provide pressure pumping services primarily in Texas and the Appalachian region. Warrior Rig Technologies Limited provides pipe handling components and related technology to drilling contractors around the world.

Location information about the Company’s drilling rigs and their individual inventories is available through the Company’s website at www.patenergy.com.

About Seventy Seven Energy

Headquartered in Oklahoma City, Seventy Seven Energy provides a wide range of wellsite services and equipment to U.S. land-based exploration and production customers. Seventy Seven Energy’s services include drilling, hydraulic fracturing and oilfield rentals and its operations are geographically diversified across many of the most active oil and natural gas plays in the onshore U.S., including the Anadarko and Permian basins and the Eagle Ford, Haynesville, Marcellus, Niobrara and Utica shales.

Important Information for Investors and Stockholders

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of each of Patterson-UTI Energy, Inc. (“Patterson-UTI”) and Seventy Seven Energy Inc. (“Seventy Seven Energy”) for their consideration. Patterson-UTI will prepare and file a Registration Statement on Form S-4 that will include a prospectus and proxy statement jointly prepared by Patterson-UTI and Seventy Seven Energy. Seventy Seven Energy and Patterson-UTI may also file other documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PATTERSON-UTI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Seventy Seven Energy and Patterson-UTI once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI will be available free of charge on Patterson-UTI’s website at www.patenergy.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting Patterson-UTI’s Investor Relations Department by email at investrelations@patenergy.com, or by phone at (281) 765-7100. Copies of the documents filed with the SEC by Seventy Seven Energy will be available free of charge on Seventy Seven Energy’s website at www.77nrg.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting Seventy Seven Energy’s Investor Relations Department by email at IR@77nrg.com or by phone at (405) 608-7730.

Participants in the Solicitation

Patterson-UTI, Seventy Seven Energy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Patterson-UTI in connection with the proposed transaction. Information about the directors and executive officers of Patterson-UTI is set forth in the Proxy Statement on Schedule 14A for Patterson-UTI’s 2015 annual meeting of shareholders, which was filed with the SEC on April 15, 2016. Information about the directors and executive officers of Seventy Seven Energy is set forth in the 2015 Annual Report on

Form 10-K/A for Seventy Seven Energy, which was filed with the SEC on April 29, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s and Seventy Seven Energy’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and services, future financial performance and operating results and any other statements regarding Patterson-UTI’s and Seventy Seven Energy’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI’s or Seventy Seven Energy’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Patterson-UTI’s or Seventy Seven Energy’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Patterson-UTI and Seventy Seven Energy; the effects of the business combination of Patterson-UTI and Seventy Seven Energy, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Patterson-UTI to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Patterson-UTI’s and Seventy Seven Energy’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of land drilling rigs and pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; decline in, and ability to realize, backlog; equipment specialization and new technologies; adverse industry conditions; adverse credit and equity market conditions; difficulty in building and deploying new equipment; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s and Seventy Seven Energy’s SEC filings. Patterson-UTI’s filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Seventy Seven Energy’s filings may be obtained by contacting Seventy Seven Energy or the SEC or through Seventy Seven Energy’s web site at www.77nrg.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Patterson-UTI and Seventy Seven Energy undertake no obligation to publicly update or revise any forward-looking statement.

Media Contact:

Bronwyn Wallace

Hill & Knowlton

(713) 752-1929